                              REDEMPTION AGREEMENT

         THIS REDEMPTION AGREEMENT (this "Agreement") is made as of April 27, 2000, by and among PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership, having an office at 417 Fifth Avenue, Third Floor, New York, New York 10016 ("Operating Partnership") and PHILIP PILEVSKY ("Pilevsky"), an individual having a residence at 41 Harborview West, Lawrence, New York 11559.

                               W I T N E S S E T H

         WHEREAS, as of August 8, 1997, Pilevsky and PL Palm Springs, L.P., a Delaware limited partnership ("PL Palm Springs") in which Pilevsky owned a 90.3% limited partnership interest, had owned, respectively, a 43.5% limited partnership interest and 51.5% limited partnership interest in Palm Springs Mile Associates, Ltd., a Florida limited partnership ("Palm Springs Ltd");

         WHEREAS, as of December 31, 1997, Pilevsky and PL Palm Springs had contributed and/or assigned their respective interests in Palm Springs Ltd to the Operating Partnership in exchange for, respectively, 508,299 and 601,779 Operating Partnership units;

         WHEREAS, thereafter, PL Palm Springs distributed all of its 601,779 Operating Partnership units to its partners, with 90.3% of such units, or 543,407 in total, being distributed to Pilevsky;

         WHEREAS, Pilevsky currently owns 1,540,290 Operating Partnership units (the "OP Units");

         WHEREAS, among those partnership and membership interests in various partnerships and limited liability companies which own real properties that it owns (individually, a "Property Partnership" and collectively, the "Property Partnerships"), Operating Partnership currently owns a 99.99% limited partnership interest (the "Palm Springs Ltd Interest") in Palm Springs Ltd;

     WHEREAS, Philips Palm Springs Sub-VIII, Inc., a Delaware corporation ("Philips Sub-VIII") and a wholly-owned subsidiary of Philips International Realty Corp., a Maryland corporation ("Philips Corp."), owns a .01% general partnership interest in Palm Springs Ltd;

         WHEREAS, Palm Springs Ltd owns the undivided fee interest in the four parcels comprising that certain real property located in Dade County, Florida as more particularly described on Schedule A annexed hereto (the "Property");

         WHEREAS, prior to the Closing Date, Operating Partnership and Philips Corp. shall have caused Palm Springs Ltd to have contributed, in fee, undivided interests in two of the parcels comprising the Property referred to as Components 1 and 2 ("Shared Parcels") to four (4) separate limited liability companies (each, a "Palm Springs LLC" and, together, the "Palm Springs LLCs") all of the interests of each of which shall be distributed to Allen Pilevsky, Fred Pilevsky, Philips Freeport Development Corp., a _________ corporation and Merrick Holiday Corp., a ________ corporation;

         WHEREAS, prior to the Closing Date, the Palm Springs LLCs and Palm Springs Ltd shall have entered into a tenancy in common agreement ("Tenancy Agreement") with respect to the Shared Parcels, which agreement shall be substantially in the form attached hereto as Schedule B;

         WHEREAS, immediately prior to the redemption described in Section 1 below, the portion of the Property owned by Palm Springs Ltd shall have an equity value of not less than $32,113,041 and shall be subject to an amount of debt not less than $58,229,728 which debt shall have such terms and conditions no less favorable to Palm Springs, Ltd than the terms on conditions set forth on Schedule F attached hereto;

         WHEREAS, in the manner set forth herein, the Operating Partnership will redeem all of the OP Units that Pilevsky shall own and, in exchange therefor, the Operating Partnership shall distribute to Pilevsky a 90% limited partnership interest in Palm Springs Ltd, as more particularly set forth herein; and

         WHEREAS, simultaneously with the redemption described in Section 1 below, the Operating Partnership shall also distribute to SL Florida LLC, a Delaware limited liability company, a 10% limited partnership interest in Palm Springs Ltd in redemption of all of its units in Operating Partnership, and Palm Springs Ltd shall distribute to Philips Sub-VIII an amount of cash to Philips Sub-VIII equal to the equity value of its .01% general partnership interest in Palm Spring Ltd in complete redemption of such interest.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

 1.       Redemption.  At the  Closing  (as  defined  in Section  2),  Operating
          Partnership hereby agrees to redeem, and Pilevsky hereby agrees to have redeemed, all of the OP Units which he shall own on the Closing Date free and clear of any and all liens or other encumbrances, in exchange for which the Operating Partnership shall distribute and/or assign to Pilevsky a ninety percent (90%) limited partnership interest in Palm Springs Ltd ("Assigned Interest") having an equity value of not less than $28,495,365 and, in connection therewith, Palm Springs Ltd shall have sufficient debt outstanding that will be allocated to Pilevsky (including, if necessary, by Palm Springs Ltd having made available to Pilevsky sufficient debt for him to guarantee or indemnify through the execution of one or more "bottom dollar" guarantees or indemnities) so that Pilevsky shall not recognize any gain or income as a result of the distribution and/or assignment of the Assigned Interest.

2. Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, 10th Floor, New York, New York 10022, on ____________ (the "Closing Date").

3.       Representations, Warranties and Covenants.

         3.01 Operating Partnership hereby represents and warrants to Pilevsky as follows:

                  (a) Operating Partnership is a duly formed and validly existing limited partnership organized and in good standing under the laws of the State of Delaware, and Palm Springs Ltd is a duly formed and validly existing limited partnership organized and in good standing under the laws of the State of Florida.

                  (b) Operating Partnership has or shall have by the Closing Date the full legal right, power and authority to execute and deliver this Agreement and Operating Partnership Documents (as defined in Section 4.01) to consummate the transactions contemplated hereby and to perform its obligations hereunder and under Operating Partnership Documents.

                  (c) This Agreement and Operating Partnership Documents do not and will not (I) contravene any provision of the Amended and Restated Limited Partnership Agreement of Operating Partnership ("Operating Partnership Agreement"), the Amended and Restated Limited Partnership Agreement of Palm Springs Mile Associates, Ltd ("Palm Springs Ltd Partnership Agreement"), the operating agreement, if any, of any of the Palms Springs LLCs (each of which, a "Palm Springs LLC Agreement"), the Tenancy Agreement or any partnership or operating agreement of any of their respective subsidiaries or affiliates, or any judgment, order, decree, writ or injunction issued against Operating Partnership, Palm Springs Ltd, any Palms Springs LLC or any of their respective subsidiaries or affiliates; or (II) materially violate a material provision of any law or governmental ordinance, rule, regulation, order or requirement (collectively, "Laws") to which Operating Partnership, Palm Springs Ltd, any Palm Springs LLC or any of their respective subsidiaries or affiliates is or will be subject, except such violations as would not have a material adverse effect on any of the transactions contemplated hereby if finally determined adversely to such party. The consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by Operating Partnership, Palm Springs Ltd, any Palm Springs LLC or any of their respective subsidiaries or affiliates under any agreement to which any of them or any of their assets are or will be subject or bound (including, without limitation, Operating Partnership Agreement, the Tenancy Agreement, any Palm Springs LLC Agreement or any of the Property) and will not result in a violation of any Laws to which Operating Partnership, Palm Springs Ltd, any Palm Springs LLC or any of their respective subsidiaries or affiliates is or will be subject, except such violations as would not have a material adverse effect on the transaction contemplated hereby if finally determined adversely to Operating Partnership, Palm Springs Ltd, any Palm Springs LLC or any of their respective subsidiaries or affiliates.

                  (d) Operating Partnership owns the Assigned Interest free and clear of any and all liens and encumbrances.

                  (e) Upon Operating Partnership's delivery of the assignment of the Assigned Interest to Pilevsky in the manner set forth on Schedule C (collectively, the "Assignment") and all of the other Operating Partnership Documents, good and valid title to the Assigned Interest will pass to Pilevsky.

                  (f) There are no statutory or contractual preemptive rights, rights of refusal or options with respect to the transfer and/or assignment of any portion of the Assigned Interest.

                  (g) No representation or warranty by Operating Partnership in this Agreement and no statement contained herein or in any document, certificate, or other writing furnished or to be furnished by Operating Partnership to Pilevsky pursuant to the provisions hereof or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein not misleading. Operating Partnership has disclosed to Pilevsky all facts known or reasonably available to Operating Partnership that are material to the transactions contemplated herein.

                  (h) Immediately prior to the Closing Date, Palm Springs Ltd will own fee title to the Property which shall have an equity value of not less than $32,113,041 and shall be subject to an amount of debt not less than $58,229,728 and which debt shall have such terms and conditions no less favorable to Palm Springs Ltd then the terms and conditions set forth on Schedule F.

         3.02 Pilevsky hereby represents and warrants to the Operating Partnership as follows:

                  (a) Pilevsky has the full legal right, power and authority to execute and deliver this Agreement and Pilevsky Documents, to consummate the transactions contemplated hereby, and to perform his obligations hereunder and under Pilevsky Documents.

                  (b) This Agreement and Pilevsky Documents do not and will not contravene any judgment, order, decree, writ or injunction issued against Pilevsky, or materially violate a material provision of any Law applicable to Pilevsky, except such violations as would not have a material adverse effect on any of the transactions contemplated hereby if finally determined adversely to Pilevsky.
                       Pilevsky hereby represents and warrants that the consummation of the transactions contemplated hereby will not result in a breach or constitute a default or event of default by Pilevsky under any agreement to which Pilevsky or any of his assets is subject or bound and will not result in a violation of any Laws applicable to Pilevsky, except such violations as would not have a material adverse effect on the transactions contemplated hereby if finally determined adversely to Pilevsky.

                  (c)  Pilevsky  owns or will  own on the  Closing  Date  the OP
                       Units   free  and   clear  of  any  and  all   liens  and
                       encumbrances.

                  (d) Pilevsky has had the opportunity to ask questions and receive financial information concerning the business and value of Palm Springs Ltd, the Assigned Interest and the Property and is sophisticated in business financial matters and understands the benefits and risks of the investment decision contemplated hereby. Pilevsky accepts and agrees that the Assigned Interest to be received hereunder represents fair value for the OP Units to be exchanged hereunder. Pilevsky acknowledges that, were this transaction not to occur, the value in the future of the Assigned Interest and the OP Units would be different than their respective value today.

                  (e) No representation or warranty by Pilevsky in this Agreement and no statement contained herein or in any document, certificate, or other writing furnished or to be furnished by Pilevsky to Operating Partnership pursuant to the provisions hereof or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein not misleading. Pilevsky has disclosed to Operating Partnership all facts known or reasonably available to Pilevsky that are material to the transactions contemplated herein.

         3.03 Between the date first written above and the Closing Date, (A) Palm Springs Ltd shall not enter into, renew, modify, terminate or otherwise amend any lease or other document affecting the Property without the prior consent of Pilevsky in each instance, which consent shall not be unreasonably withheld or delayed and which consent (or denial of consent in which case Pilevsky shall also include the reasons for such denial) shall be furnished, in writing, by a Pilevsky to Palm Springs Ltd by no later than five days following Pilevsky's receipt of written notice of Palm Springs Ltd's desire to enter into, renew, modify, terminate or otherwise amend any lease or other document affecting the Property; a Pilevsky's consent shall be deemed to have been granted if Pilevsky fails to furnish notice, in writing, to Palm Springs Ltd of Pilevsky's denial of consent (and the reasons for such denial) by the end of such five-day period;
                  (B) Palm Springs Ltd shall not enter into any property operating maintenance or service or other contracts requiring more than thirty (30) days notice to terminate; and (C) Palm Springs Ltd shall continue to maintain and repair the Property as in its normal course of business.

4.       Conditions Precedent to Closing.

         4.01 Operating Partnership's obligation under this Agreement to consummate the transactions contemplated herein is subject to the fulfillment of each of the following conditions.

                  (a) The representations and warranties of Pilevsky contained herein shall be true, accurate and correct in all material respects as of the Closing Date, except to the extent they expressly relate only to an earlier date.

                  (b) All consents and approvals of governmental authorities and parties to agreements to which Pilevsky is a party or by which any asset owned by Pilevsky is bound that are required with respect to the consummation of the transactions contemplated by this Agreement shall have been obtained and copies thereof shall have been delivered to Operating Partnership at or prior to the Closing.

                  (c) On or prior to the Closing Date, (i) Pilevsky shall not have applied for or consented to the appointment of a receiver, trustee or liquidator for himself or any of his assets unless the same shall have been discharged prior to the Closing Date, and no such receiver, liquidator or trustee shall have otherwise been appointed, unless same shall have been discharged prior to the Closing Date,
                       (ii) Pilevsky shall not have admitted in writing an inability to pay his debts as they mature, (iii) Pilevsky shall not have made a general assignment for the benefit of creditors, (iv) Pilevsky shall not have been adjudicated a bankrupt or insolvent, or had a petition for reorganization granted with respect to Pilevsky, (v) Pilevsky shall not have filed a voluntary petition seeking reorganization or an arrangement with creditors or taken advantage of any bankruptcy, reorganization, insolvency, readjustment or debt, dissolution or liquidation law or statute, or filed an answer admitting the material allegations of a petition filed against him in any proceeding under any such law or statute, or had any petition filed against him in any proceeding under any such law or statute unless the same shall have been dismissed, canceled or terminated prior to the Closing Date.

                  (d) Philips Corp. shall have received shareholder approval for the transactions hereunder.

                  (e)  This  Agreement  shall  not  have  been  terminated,   if
                       expressly permitted herein.

                  (f) There shall be no litigation or administrative agency or other governmental proceeding of any kind whatsoever, pending or threatened, which would materially and adversely affect the OP Units.

                  (g) The closing of title (the "Group A Closing") under and pursuant to that certain Purchase and Sale Agreement (the "Group A Agreement") dated ________, 2000, by and among Munsey Park Associates, LLC, North Shore Triangle, LLC, Philips Yonkers, LLC, Philips Henry, LLC, Philips Shopping Center Fund, L.P. and Philips Lake Mary
                       Associates, L.P., collectively as Seller, and Kimco Income Operating Partnership, L.P., as Purchaser, for each Property or Ground Lease (each as defined in the Group A Agreement) shall have occurred or shall have been excluded or postponed pursuant to the terms of the Group A Agreement.

                  (h) While the closing of title (the "Group B Closing") under and pursuant to that certain Asset Contribution, Purchase and Sale Agreement dated ________, 2000, by and among Operating Partnership, Philips Corp., Certain Affiliated Parties Signatory Thereto, KIR Acquisition, LLC, and Kimco Income Operating Partnership, L.P., shall not be scheduled to occur, and shall not occur, until at least one day following the Closing Date, all of the material conditions to the Group B Closing required to have been satisfied as of the day immediately prior to the Closing Date shall have been satisfied or waived.

                  (i) On or prior to the redemption described in Section 1 above, Pilevsky shall have executed, or caused the execution of, such guaranty or guarantees of the debt that is to encumber the Property owned by Palms Springs Ltd immediately following the redemption described in
                       Section 1 above in accordance with the terms and conditions for such debt set forth on Schedule F attached hereto.

         4.02 Pilevsky's obligation under this Agreement to consummate the transactions contemplated herein is subject to the fulfillment of each of the following conditions.

                  (a) The representations and warranties of the Operating Partnership contained herein shall be true, accurate and correct in all material respects as of the Closing Date, except to the extent they relate only to an earlier date.

                  (b) All consents and approvals of governmental authorities and parties to agreements to which Operating Partnership, Palm Springs Ltd, Philips Sub-VIII or any Property Partnership is a party or by which any asset of Operating Partnership, Palm Springs Ltd, Philips Sub-VIII or any Property Partnership is bound (including any of the Property) that are required with respect to the consummation of the transactions contemplated by this Agreement shall have been obtained and copies thereof shall have been delivered to Pilevsky at or prior to the Closing.

                  (c) On or prior to Closing Date, (i) neither Operating Partnership, Palm Springs Ltd, Philips Sub-VIII nor any Property Partnership shall have applied for or consented to the appointment of a receiver, trustee or liquidator for itself or any of its assets unless the same shall have been discharged prior to the Closing Date, and no such receiver, liquidator or trustee shall have otherwise been appointed, unless same shall have been discharged prior to the Closing Date, (ii) neither Operating Partnership, Palm Springs Ltd, Philips Sub-VIII nor any Property Partnership shall have admitted in writing an inability to pay its debts as they mature, (iii) neither Operating Partnership, Palm Springs Ltd, Philips Sub-VIII nor any Property Partnership shall have made a general assignment for the benefit of creditors, (iv) neither Operating Partnership, Palm Springs Ltd, Philips Sub-VIII nor any Property Partnership shall have been adjudicated a bankrupt or insolvent, or had a petition for reorganization granted with respect to itself, (v) neither Operating Partnership, Palm Springs Ltd, Philips Sub-VIII nor any Property Partnership shall have filed a voluntary petition seeking reorganization or an arrangement with creditors or taken advantage of any bankruptcy, reorganization, insolvency, readjustment or debt, dissolution or liquidation law or statute, or filed an answer admitting the material allegations of a petition filed against it in any proceedings under any such law or statute, or had any petition filed against it in any proceeding under any of such law or statute unless the same shall have been dismissed, canceled or terminated prior to the Closing Date.

                  (d)  This  Agreement  shall  not  have  been  terminated,   if
                       expressly permitted herein.

                  (e) There shall be no litigation or administrative agency or other governmental proceeding of any kind whatsoever, pending or threatened, which would materially and adversely affect Palm Springs Ltd, any portion of the Assigned Interest or any of the Property.

                  (f) While the Group B Closing shall not be scheduled to occur, and shall not occur, until at least one day following the Closing Date, all of the material conditions to the Group B Closing required to have been satisfied as of the day immediately prior to the Closing Date shall have been satisfied or waived.

                  (g) Immediately following the redemption described in Section 1 above, there shall be not less than $58,229,728 of debt encumbering the Property, such debt shall have such terms and conditions no less favorable to Palm Springs Ltd than the terms and conditions set forth on Schedule F attached hereto, and that Pilevsky shall be allocated a sufficient amount of debt of Palm Springs Ltd (including, if necessary,  Palm  Springs  Ltd having made  available  to
                       Pilevsky   sufficient   debt  for  him  to  guarantee  or
                       indemnify through the execution of one or more "bottom dollar" guarantees or indemnities) so that Pilevsky shall not recognize any income as a result of the distribution of the Assigned Interest to Pilevsky in redemption of his OP Units.

                  (h) Immediately prior to the redemption described in Section 1 above, the Property shall have an equity value of at least $32,113,041.

                  (i) Immediately prior to the redemption under Section 1 above, the entire interest of Philips Sub-VIII in Palm Springs Ltd shall have been redeemed for cash equal to the then equity value of Philips Sub-VIII entire partnership interest in Palm Springs Ltd and Philips
                       Sub-VIII  shall no longer be a  partner  of Palm  Springs
                       Ltd.

5.       Delivery of Documents at Closing.

          5.01 Deliveries by Operating Partnership. Operating Partnership agrees to deliver (or cause to be delivered) to Pilevsky at the Closing the following agreements and documents ("Operating Partnership Documents"), all satisfactory in form and substance to Pilevsky:

                  (a)  The Assignment, duly executed by Operating Partnership;

                  (b) A certificate of good standing and/or subsistence, dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State of the State of Delaware with respect to Operating Partnership, the State of

                       Maryland with respect to Philips Corp. and the State of Florida with respect to Palm Springs Ltd;

                  (c) Certified copy of a consent duly adopted by the general partner of Operating Partnership authorizing the execution, delivery and performance of this Agreement and of each of the Operating Partnership Documents;

                  (d) General release from Operating Partnership and Philips Corp. in the form attached as Schedule D, duly executed by Operating Partnership and Philips Corp.; and

                  (e) Such other consents, documents and instruments as may be reasonably required to effectuate the terms of this Agreement and to comply with the terms hereof.

         5.02 Deliveries by Pilevsky. Pilevsky agrees to deliver (or cause to be delivered) to Operating Partnership at the Closing the following agreements and documents ("Pilevsky Documents"), all satisfactory in form and substance to Operating Partnership:

                  (a)  The Assignment, duly executed by Pilevsky;

                  (b) General release from Pilevsky in the form attached as Schedule E, duly executed by Pilevsky; and

                  (c) Such other consents, documents and instruments as may be reasonably required to effectuate the terms of this Agreement and to comply with the terms hereof.

         5.03 Further Assurances. After the Closing, at the request of either party hereto, and without further conditions or consideration, each party shall execute and deliver from time to time such other instruments, documents, agreements and/or take such other actions as the other party may reasonably request in order to more effectively consummate the transactions contemplated herein. This Section 5.03 shall survive the Closing.

 6. Remedies. If any party hereto shall be in default of or breach any of his respective obligations hereunder, then each party shall have such rights or remedies available at law and/or in equity, including, without limitation, the right of specific performance.

 7. Notices. All notices, requests, demands, consents or waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) facsimile (with immediate confirmation), (iii) a nationally recognized overnight courier for next business day delivery (charges prepaid), or (iv) certified or registered mail, return receipt requested (postage prepaid):

                  If to Operating Partnership, to:

                           Philips International Realty Corp.
                           417 Fifth Avenue, Third Floor
                           New York, New York 10016
                           Attention: Louis J. Petra
                           Facsimile: (212) 545-1355

                  With a copy to:

                           Pryor Cashman Sherman & Flynn, LLP
                           410 Park Avenue
                           New York, New York 10022
                           Attention:       Jonathan A. Bernstein, Esq.
                                            Stephen G. Epstein, Esq.
                           Facsimile: (212) 326-0806

                  If to Pilevsky, as follows:

                           Philip Pilevsky
                           41 Harborview West
                           Lawrence, New York 11559
                           Facsimile:

                  With a copy to:

                           McDermott Will & Emery
                           50 Rockefeller Plaza
                           New York, New York 10020-1605
                           Attention: Keith M. Pattiz, Esq.
                           Facsimile: (212) 547-5444

         or, in each case, to such other person or address as any party shall furnish to the other parties in writing. Notices shall be deemed to be delivered upon receipt or rejection.

8.       Confidentiality.
         ---------------

         8.01 (a) Operating Partnership, on behalf of itself and its Representatives (as defined in Section 8.03(a)), agrees that, prior to the Closing, all information relating to this Agreement shall be kept strictly confidential by Operating Partnership and its Representatives and shall not, without the prior written consent of Pilevsky, be disclosed by Operating Partnership or its Representatives, in any manner whatsoever, in whole or in part, and will not be used by Operating Partnership or its Representatives, directly or indirectly, for any purpose other than evaluating the transactions contemplated hereunder. The provisions of this Section 8.01(a) shall in no event apply to any information which is a matter of public record and shall not prevent Operating Partnership, Philips Corp. or any of their Affiliates or Representatives (i) from complying with any Law to which any of them is subject and (ii) from making any disclosure required to be made by any of them which any of them deem appropriate to the public, the shareholders of Philips Corp. or any other person or persons pursuant to any Securities and Exchange Law or other Law.

                  (b) Pilevsky, on behalf of himself and his Representatives, agrees that, prior to the Closing, all information relating to this Agreement shall be kept strictly confidential by Pilevsky and his Representatives and shall not, without the prior written consent of the Operating Partnership, be disclosed by Pilevsky or his Representatives in any manner whatsoever, in whole or in part, and will not be used by Pilevsky or his Representatives, directly or indirectly, for any purpose other than evaluating the transactions contemplated hereunder. The provisions of this Section shall in no event apply to any information which is a matter of public record and shall not prevent a Pilevsky or any of his Representatives from complying with any Law to which Pilevsky or any such Representative is subject.

         8.02 (a) Operating Partnership shall indemnify and hold Pilevsky and his Representatives harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by Pilevsky or any Affiliate of Pilevsky or any Representative of Pilevsky and arising out of or in connection with a breach by Operating Partnership or any Affiliate or Representative of Operating Partnership of any provision of this Section 8.

                  (b) Pilevsky shall indemnify and hold the Operating Partnership and its Representatives harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by the Operating Partnership, any Affiliate and arising out of or in connection with a breach by a Pilevsky or any Affiliate or Representative of a Pilevsky of any provision of this Section 8.

         8.03 As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Representative" shall mean, with respect to any person, any member, shareholder, partner, manager, director, officer, trustee, principal, agent, employee, contractor, broker, and/or other representative of such person, including, the attorneys, accountants and financial advisors of the Operating Partnership or Pilevsky.

                  (b) "Affiliate" shall mean, with respect to any person, any direct or indirect subsidiary or other affiliate of such person.

         8.04     The provisions of this Section 8 shall survive the Closing.

9.       Miscellaneous.

         9.01 This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Agreement shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be affected thereby.

         9.02     This Agreement may not be assigned by any party hereto.

         9.03 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

         9.04 All prior statements, understandings, representations and agreements between the parties, oral or written, are superseded by and merged into this Agreement, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, neither party relying upon any statement, understanding, representation or agreement made by the other not embodied in this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against the party drafting this Agreement.

         9.05 Except as otherwise expressly provided herein, all of the parties' representations, warranties, covenants and agreements herein shall merge into the documents and agreements executed at the Closing and shall not survive the Closing.

         9.06 No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for his benefit (unless the time specified herein for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by any party of any breach hereunder or failure or refusal by any other party to comply with his obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

         9.07 Neither this Agreement nor any memorandum thereof shall be recorded by either party hereto and any attempted recordation hereof shall be void and shall constitute a default under this Agreement.

         9.08 This Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

         9.09 The caption headings in this Agreement are for convenience only and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained. Any and all schedules and exhibits referenced herein are by this reference hereby made a part hereof and incorporated herein.

         9.10 This Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, without reference to its conflicts of law principles and, in the event of any dispute in connection with this Agreement, venue shall be in the federal and state courts located in New York County.

         9.11 If the last day of the period prescribed herein for the giving of any notice, election, consent, approval, demand, objection or request or the submission of any documents by any party hereunder shall fall on a Saturday, Sunday or any day observed as a public holiday by the federal government or the State of New York, then such period shall be deemed to be extended to the immediately following day which is not a Saturday, Sunday or such public holiday. The term "business day" as used in this Agreement shall mean any day other than Saturday, Sunday or any day observed as a public holiday by the federal government or the State of New York.

         9.12 Unless otherwise specified herein, for purposes of this Agreement (a) references to persons or parties include their permitted successors and assigns; (b) references to modifications or amendments shall in all events mean modifications and amendments; (c) references to statutes are to be construed as including all rules and regulations adopted pursuant to the statute referred to and all statutory provisions consolidating, amending or replacing the statute referred to; (d) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto entered into from time to time after the date hereof; (e) the words "include" or "including", and words of similar import, shall be deemed to be followed by the words "but not limited to" or "without limitation"; (f) the words "hereto", "herein", "hereof' and "hereunder", and words of similar import, refer to this Agreement in its entirety;

                  and (g) unless otherwise specified herein, all references to Sections are to Sections of this Agreement. Terms defined herein may be used in the singular or the plural; when used in the singular and preceded by "a", "an" or "any", such term shall be taken to indicated one or more members of the relevant class; and when used in the plural, such term shall be taken to indicate all members of the relevant class.

         9.13 If any provision of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable.

         9.14 The parties hereto hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter arising out of or in any way connected with this Agreement.

         9.15 This Agreement shall not be binding upon any party unless and until each of the parties shall have executed and delivered a fully executed original of this Agreement to the other parties.

         9.16 All schedules attached hereto are hereby incorporated herein by reference and made a part hereof.

         9.17     In the  event  that any  party  hereto  brings  an  action  or proceeding for a declaration of the rights of the parties under this Agreement, for injunctive relief, or for an alleged breach or default of this Agreement, or any other action arising out of this Agreement or the transactions contemplated hereby, the prevailing party in any such action shall be entitled to an award of reasonable attorneys' fees, disbursements and any court costs incurred in connection with such action or proceeding, in addition to any other damages or relief awarded, regardless of whether such action proceeds to final judgment.

         9.18 The Palm Springs Ltd Partnership Agreement shall be amended and restated to reflect the transactions set forth herein. It is hereby intended that Pilevsky's tax attributes attributable to the OP Units shall be preserved in the Assigned Interest. In connection therewith, the Palm Springs Ltd Partnership Agreement shall be amended so as to reflect that Pilevsky shall have an initial capital account balance of $28,495,365.00 and a ninety percent (90%) "profit" percentage interest of 90% in Palm Springs Ltd and Pilevsky shall be allocated a sufficient amount of debt of Palm Springs Ltd (including, if necessary, by Palm Springs Ltd having made available to Pilevsky sufficient debt for him to guarantee or indemnify through the execution of one or more "bottom dollar" guarantees or indemnities) so that Pilevsky shall not recognize any income or gain under Section 752 or 465 of the Internal Revenue Code of 1986, as amended.

10.      As Is

         10.01 Pilevsky expressly acknowledges and agrees that, subject to and in accordance with the terms and conditions of this Agreement, in connection with distribution of the Assigned Interest to Pilevsky, Pilevsky accepts the Property on an "as-is-where-is and with all faults" basis.

         10.02 This Agreement, as written, contains all the terms of the agreement entered into between the parties as of the date hereof, and Pilevsky acknowledges that neither Operating Partnership nor any of its Affiliates or Representatives, has made any representations or held out any inducements to Pilevsky, and Operating Partnership hereby specifically disclaims any representation, oral or written, past, present or future, other than those specifically set forth in this Agreement. Without limiting the generality of the foregoing, Pilevsky has not relied on any representations or warranties, and neither Operating Partnership nor any of its Affiliates or Representatives has or is willing to make any representations or warranties, express or implied, other than as may be expressly set forth herein, as to: (a) the status of title to the Property; (b) the current or future real estate tax liability, assessment or valuation of the Property; (c) the potential qualification of the Property for any and all benefits conferred by any Laws whether for subsidies, special real estate tax treatment, insurance, mortgages or any other benefits, whether similar or dissimilar to those enumerated;
                  (d) the compliance of the Property in its current or any future state with applicable Laws or any violations thereof, including, without limitation, those relating to access for the handicapped, environmental or zoning matters, and the ability to obtain a change in the zoning or a variance in respect to the Property's non-compliance, if any, with zoning Laws; (e) the nature and extent of any right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; (f) the availability of any financing for the purchase, alteration, rehabilitation or operation of the Property from any source, including, without limitation, any government authority or any lender; (g) the current or future use of the Property; (h) the present and future condition and operating state of any personal property and the present or future structural and physical condition of the buildings or other improvements located on the Property, their suitability for rehabilitation or renovation, or the need for expenditures for capital improvements, repairs or replacements thereto; (i) the viability, financial condition or continued occupancy of any tenant; (j) the status of the leasing market in which any Property is located; or (k) the actual or projected income or operating expenses of the Property.

         10.03 Pilevsky or anyone claiming by, through or under Pilevsky, hereby fully and irrevocably releases Operating Partnership, its Affiliates and Representatives, from any and all claims that it may now have or hereafter acquire against Operating Partnership, its Affiliates or Representatives for any cost, loss, liability, damage, expense, action or cause of action, whether foreseen or unforeseen, arising from or related to any construction defects, errors or omissions on or in the Property, the presence of environmentally hazardous, toxic or dangerous substances, or any other conditions (whether patent, latent or otherwise) affecting the Property. Pilevsky further acknowledges and agrees that this release shall be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action.

         10.04    This   Section  10  shall   survive   the  Closing  or  sooner
                  termination of this Agreement.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered all on the day and year first above written.

WITNESS:                                   OPERATING PARTNERSHIP:
-------                                    ---------------------

                                           PHILIPS INTERNATIONAL REALTY, L.P.,
                                           a Delaware limited partnership

                                           By: Philips International Realty
                                           Corp., a Maryland corporation, its
                                           general partner


/s/ Daniel Mizrahi                         By: /s/ Louis J. Petra
------------------------------------       -----------------------------
Print Name: Daniel Mizrahi                 Name:  Louis J. Petra
           -------------------------       Title: President



WITNESS:

/s/ Louis J. Petra                         /s/ Philip Pilevsky
------------------------------------       -----------------------------
Print Name:  Louis J. Petra                PHILIP PILEVSKY
           -------------------------

         The undersigned authorize and consent to (both on behalf of themselves and Palm Springs Ltd) all of the transactions contemplated by this Agreement and all of the provisions under this Agreement, and each shall (and shall cause Palm Springs Ltd to) take any and all actions and execute and deliver any and all instruments, documents or agreements and to otherwise extend their full cooperation so as to effectuate and satisfy and cause the effectuation of and satisfaction of any and all of the representations, warranties, covenants and obligations made herein.

WITNESS:                                   PHILIPS INTERNATIONAL REALTY, L.P.,
                                           a Delaware limited partnership

                                           By: Philips International Realty
                                           Corp., a Maryland corporation, its
                                           general partner

/s/ Daniel Mizrahi                         By: /s/ Louis J. Petra
------------------------------------          ---------------------------------
Print Name: Daniel Mizrahi                 Name:  Louis J. Petra
           -------------------------       Title: President

WITNESS:                                   PALM SPRINGS MILE ASSOCIATES, LTD., a
                                           Florida limited partnership

                                           By: Philips Palm Springs Sub-VIII,
                                           Inc., a Delaware corporation, its
                                           general partner

/s/ Daniel Mizrahi                         By: /s/ Louis J. Petra
------------------------------------          ---------------------------------
Print Name: Daniel Mizrahi                 Name:  Louis J. Petra
           -------------------------       Title: President


WITNESS:                                   PHILIPS PALM SPRINGS SUB-VIII, INC.,
                                           a Delaware corporation

/s/ Daniel Mizrahi                         By: /s/ Louis J. Petra
------------------------------------          ---------------------------------
Print Name: Daniel Mizrahi                 Name:  Louis J. Petra
           -------------------------       Title: President

WITNESS:                                   PHILIPS INTERNATIONAL REALTY CORP., a
                                           Maryland corporation

/s/ Daniel Mizrahi                         By: /s/ Louis J. Petra
------------------------------------          ---------------------------------
Print Name: Daniel Mizrahi                 Name:  Louis J. Petra
           -------------------------       Title: President

                                   SCHEDULE A

                        LEGAL DESCRIPTION OF THE PROPERTY

                                 [See attached]

                                   SCHEDULE B

                                TENANCY AGREEMENT

                                   SCHEDULE C

                       ASSIGNMENT OF PARTNERSHIP INTEREST

                      IN PALM SPRINGS MILE ASSOCIATES, LTD.

         THIS ASSIGNMENT OF PARTNERSHIP INTEREST (this "Assignment") is made as of this ___ day of ___________, 2000, by PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership, having an office at 417 Fifth Avenue, Third Floor, New York, New York 10016 ("Assignor") and PHILIP PILEVSKY, an individual, having a residence at 41 Harborview West, Lawrence, New York 11559 ("Assignee").

                              W I T N E S S E T H:

         WHEREAS,  Assignor owns a 99.99% limited  partnership  interest in Palm
Springs  Mile  Associates,   Ltd.,  a  Florida  limited  partnership   ("Limited
Partnership");

         WHEREAS, Limited Partnership owns undivided interests in those four parcels comprising that certain real property located in Miami Dade County, State of Florida as more particularly described on Schedule 1 annexed hereto (the "Property");

         WHEREAS, this Assignment is being made pursuant to that certain Redemption Agreement dated as of April __, 2000 (the "Redemption Agreement") by and between Assignor and Assignee, whereby in exchange for all of the units in Assignor owned by Assignee, Assignor shall distribute to Assignee a 90% limited partnership interest (the "Assigned Interest") in Limited Partnership having an equity value and being encumbered by such debt as set forth in the Redemption Agreement;

         WHERAS, simultaneously with the distribution of the Assigned Interest to Assignee, Assignor shall, pursuant to a separate redemption agreement of even date with the Redemption Agreement, distribute to SL Florida LLC, a Delaware limited liability company, 10% partnership interest in Limited Partnership in exchange for all of the units in Assignor owned by it, and Limited Partnership shall redeem the 0.01% partnership interest in Limited Partnership owned by Philips Palm Springs Sub-VIII, Inc., the general partner of Limited Partnership, for an amount of cash equal to the equity value of such interest as of immediately prior to this Assignment;

         WHEREAS, upon the distribution by Assignor of the Assigned Interest to Assignee, Assignee shall no longer be a partner in Assignor; and

         WHEREAS, the Amended and Restated Limited Partnership Agreement of Limited Partnership (the "Partnership Agreement") shall be amended and restated to reflect the transactions undertaken pursuant to the Redemption Agreement and other redemption agreements of even date therewith.

         NOW, THEREFORE, for Ten ($10) Dollars and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. All of the recitals set forth above are incorporated herein as if fully set forth below.

2. Assignor represents and warrants to Assignee that: (a) Assignor is the record owner of the Assigned Interest, and the Assigned Interest is free and clear of any lien, claim or encumbrance; (b) Assignor has full right, power and authority to perform the terms of this Assignment; and (c) Assignor has not heretofore sold, assigned, transferred, encumbered, pledged or hypothecated all or any part of the Assigned Interest.

3. Assignor hereby sells, grants, assigns, transfers and conveys to Assignee all of its legal and beneficial right, title and interest in and to the Assigned Interest which shall include, without limitation, all right, title and interest, if any, of Assignor in and to the assets of Limited Partnership and Assignor's right to receive any past, present or future profits, gains, losses and distributions of any nature from Limited Partnership. The Partnership Agreement shall be amended to reflect that Assignee shall have an initial capital account balance immediately following Assignor's distribution of the Assigned Interest to Assignee equal to the equity value of such Assigned Interest as set forth in the Redemption Agreement, and to reflect that Assignee shall have a "profit" percentage interest of 90% in respect of the Assigned Interest.

4. Assignee hereby accepts the Assignment of the Assigned Interest and agrees to assume, fulfill, perform and discharge all the obligations and liabilities of Assignor with respect to the Assigned Interest, accruing or obligated to be performed from and after the date hereof.

5. The Assigned Interest shall be subject to the amount of Limited Partnership's debt as set forth in the Redemption Agreement, and such debt shall have terms no less favorable to Limited Partnership than those set forth on Schedule F to the Redemption Agreement.

6. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7. This Assignment is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof, and supersedes all prior understandings with respect thereto.

8. This Assignment may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument, signed by the party to be charged or by its agent duly authorized in writing, or as otherwise expressly permitted herein.

9. This Assignment shall be interpreted and enforced in accordance with the laws of the State of New York without reference to principles of conflicts of laws.

10. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which, taken together, shall constitute but one and the same Assignment.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first written above.

WITNESS:                                             ASSIGNOR:
-------                                              --------

                                           PHILIPS INTERNATIONAL REALTY, L.P., a
                                           Delaware limited partnership

                                           By: Philips International Realty
                                           Corp., a Maryland corporation, its
                                           general partner

                                           By:
------------------------------------       -----------------------------
Print Name:                                Name:
           -------------------------       Title:




WITNESS:                                   ASSIGNEE:
-------                                    --------


------------------------------------       --------------------------------
Print Name:                                PHILIP PILEVSKY
           -------------------------

         By signing below, Limited Partnership consents to Assignor's assignment of the Assigned Interest to Assignee pursuant to this Assignment and the Redemption Agreement and hereby agrees to amend the Partnership Agreement in accordance with this Assignment and the Redemption Agreement and to admit Assignee as a limited partner of Limited Partnership pursuant to the Partnership Agreement, as may be amended from time to time.

PALM SPRINGS MILE ASSOCIATES, LTD.,
a Florida limited partnership

By: Philips Palm Springs Sub-VIII, Inc.,
a Delaware corporation, its general partner

By:
   -----------------------------
Name:
Title:

                                   SCHEDULE 1

                        LEGAL DESCRIPTION OF THE PROPERTY

                                 [See attached]

                                   SCHEDULE D

                                 GENERAL RELEASE

                           FROM OPERATING PARTNERSHIP

                                     RELEASE

TO ALL WHOM THESE PRESENTS
SHALL COME OR MAY CONCERN, KNOW THAT

PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership, and PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation, having an office at 417 Fifth Avenue, Third Floor, New York, New York 10016, on behalf of themselves and each of their respective direct or indirect subsidiaries or other affiliates, successors, predecessors and permitted assigns collectively as RELEASOR,

for good and valuable consideration, receipt of which is hereby acknowledged, release and discharge

PHILIP PILEVSKY, an individual a residence at 41 Harborview West, Lawrence, New York 11559, and his direct or indirect subsidiaries, affiliates or partners, successors, predecessors and permitted assigns collectively as RELEASEE

from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against RELEASEE, RELEASOR, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release and relating to, arising under or in connection with that certain Redemption Agreement dated as of April __, 2000 by and among RELEASOR and RELEASEE.

This RELEASE may not be changed orally.

            [The remainder of this page is intentionally left blank.]

In Witness Whereof, RELEASOR has hereunto set RELEASOR's hand and seal on this ___ day of April, 2000.

WITNESS:                                   RELEASOR:
-------                                    --------

                                           PHILIPS INTERNATIONAL REALTY, L.P., a
                                           Delaware limited partnership

                                           By: Philips International Realty
                                           Corp., a Maryland corporation, its
                                           general partner

                                           By:
------------------------------------       -----------------------------
Print Name:                                Name:
           -------------------------       Title:


                                           PHILIPS INTERNATIONAL REALTY CORP., a
                                           Maryland corporation


                                           By:
------------------------------------       -----------------------------
Print Name:                                Name:
           -------------------------       Title:


WITNESS:                                   RELEASEE:
-------                                    --------


------------------------------------       ------------------------------------
Print Name:                                PHILIP PILEVSKY
           -------------------------

                                   SCHEDULE E

                                 GENERAL RELEASE

                                  FROM PILEVSKY

                                     RELEASE

TO ALL WHOM THESE PRESENTS
SHALL COME OR MAY CONCERN, KNOW THAT

PHILIP PILEVSKY, an individual a residence at 41 Harborview West, Lawrence, New York 11559, and his direct or indirect subsidiaries, affiliates or partners, successors, predecessors and permitted assigns collectively as RELEASOR,

for good and valuable consideration, receipt of which is hereby acknowledged, release and discharge

PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership, and PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation, having an office at 417 Fifth Avenue, Third Floor, New York, New York 10016, on behalf of themselves and each of their respective direct or indirect subsidiaries or other affiliates, successors, predecessors and permitted assigns collectively as RELEASEE

from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against RELEASEE, RELEASOR, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release and relating to, arising under or in connection with that certain Redemption Agreement dated as of April __, 2000 by and among RELEASOR and RELEASEE.

This RELEASE may not be changed orally.

            [The remainder of this page is intentionally left blank.]

In Witness Whereof, RELEASOR has hereunto set RELEASOR's hand and seal on this ___ day of April, 2000.

WITNESS:                                    RELEASOR:
-------                                     --------


------------------------------------        ------------------------------------
Print Name:                                 PHILIP PILEVSKY
           -------------------------



WITNESS:                                    RELEASEE:
-------                                     --------

                                            PHILIPS INTERNATIONAL REALTY, L.P.,
                                            a Delaware limited partnership

                                            By: Philips International Realty
                                            Corp., a Maryland corporation, its
                                            general partner


                                            By:
------------------------------------           ---------------------------------
Print Name:                                 Name:
           -------------------------        Title:


                                           PHILIPS INTERNATIONAL REALTY CORP.,
                                           a Maryland corporation


                                            By:
------------------------------------           ---------------------------------
Print Name:                                 Name:
           -------------------------        Title:

                                   SCHEDULE F

                             TERMS OF DEBT FINANCING

1.  Borrower:              Palm Springs Ltd
2.  Lender:                Prudential Securities Credit Corporation, a Delaware
                           corporation
3.  Loan:                  $ 88M (estimated)
4.  Security:              First mortgage lien encumbering the Property
5.  Securitization:

(a)      Property:         "Philips Plaza", located in Hialeah, Florida
              Rate:        Fixed, 225 basis points above 10 year treasury, at 30
                           year amortization
              LTV:         75/1.3 x DSC
              Loan:        $ 7.5M (estimated)

(b)      Property:         "Shops at 49th Street", located in Hialeah, Florida
              Rate:        Fixed, 205 basis points above 10 year treasury, at 30
                           year amortization
              LTV:         80/1.25 x DSC
              Loan:        $ 21.0M (estimated)

(c)      Terms for both properties:
                  -10 year term
                  -no points
                  -Lender's standard securitization requirements regarding
                   structure and administration of loan
                  -"non recourse"
                  -no cross collateralization

6.  Bridge Loan

         Properties:       "Mall on the Mile", located in Hialeah, Florida.
                           "Palm Springs Village", located in Hialeah, Florida.
         Loan:             $60.1M (estimated)
         Terms:
                  -Floating, 200 basis points above LIBOR
                  -1 year initial term and 1 point fee, or 1 1/2 initial term and 1 1/2 point fee (quarterly renewals) -no amortization
                  -construction loan available -10% recourse/guaranty, subject to asset sale and elimination of 70% LTV (quarterly review)